UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2015

Global Digital Solutions, Inc.

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	000-26361 (Commission File Number)	22-3392051 (IRS Employer Identification No.)

777 South Flagler Drive, Suite 800 West West Palm Beach, Florida 33401 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 515-6163

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2015, and effective as of January 9, 2015, Stephen L. Norris resigned as a director and vice chairman of Global Digital Solutions, Inc. (the “Company”), as well as Chief Executive Officer of the Company’s wholly owned subsidiary, Global Digital Solutions, LLC dba GDSI International (“GDSI International”). There were no disagreements between Mr. Norris and the Company, or Mr. Norris and any officer or director of the Company, which led to Mr. Norris’s resignation. Mr. Norris had served as a director and vice chairman of the Company and CEO of GDSI International since July 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Digital Solutions, Inc.

Date: January 9, 2015	By: /s/ David A. Loppert
David A. Loppert
Chief Financial Officer